UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):

                                  July 28, 2005

                           Lexmark International, Inc.
               -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                      1-14050                  06-1308215
----------------------------   -------------           --------------------
(State or other Jurisdiction    (Commission               (IRS Employer
    of Incorporation)              File No.)            Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

On July 28, 2005, the company issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $500 million of its Class A Common Stock. This repurchase authorization raises the aggregate repurchase authorization to $2.9 billion from the $2.4 billion previously granted by the Board. The company has used $2.16 billion of the prior authorization to repurchase approximately 47.3 million shares. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

      Exhibit No.   Description of Exhibit

      99.1          Press Release issued by Lexmark International, Inc., dated
                     July 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LEXMARK INTERNATIONAL, INC.
                                (Registrant)


                                 By:   /s/ Gary E. Morin
                                       ----------------------------------
                                       Name:  Gary E. Morin
                                       Title: Executive Vice President and Chief
                                               Financial Officer
Date: July 28, 2005

                                  EXHIBIT INDEX


Exhibit No.  Description of Exhibit

99.1         Press Release issued by Lexmark International, Inc., dated
              July 28, 2005.